Exhibit 31.2

      Pursuant to the requirements of Rule 13a-14 of the Securities Exchange Act of 1934, as amended, provides the following certification.

           I, Malek Bohsali, certify that:

      1.  I have reviewed this annual report on Form 10-KSB of Lucas Energy, Inc.;

      2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to  make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

      3.  Based on my knowledge, the financial statements, and other financial  information included in this  report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this annual report;

       4. The other certifying directors and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))  and internal control over financial  reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the small business issuer and have:

      a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by other within those entities, particularly during the period in which this report is being prepared;

      b. Designed such internal control over financial reporting, or caused  such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of  financial reporting and the preparation of financial statement for external purposes in accordance with generally accepted accounting  principles.

      c.  Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end  of the period covered by this report on such evaluation; and

      d.  Disclosed in this report any change in the small business issuer's internal  control over financial reporting that occurred during the small business issuer's fourth fiscal quarter that has materially affected, or is reasonably likely to  materially affect, the small business issuer's internal control over financial reporting; and

 5. The other certifying directors and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the  Company's auditors and the audit committee of our board of directors (or persons performing the equivalent functions):

       a. All significant deficiencies and material weaknesses  in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record,  process, summarize and report financial data; and

       b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting; and

      Date:  June 18, 2008

       /s/ Malek Bohsali

            Malek Bohsali